Commitments and Contingencies - Purchase Obligation Table (Details) - CCL [Member] - Natural Gas Supply, Transportation And Storage Service Agreements [Member] $ in Thousands	Dec. 31, 2019 USD ($) [1]
Long-term Purchase Commitment [Line Items]
2020	$ 1,255,512
2021	1,047,335
2022	711,428
2023	591,844
2024	483,856
Thereafter	2,072,188
Total	$ 6,162,163

[1]	Pricing of natural gas supply contracts are variable based on market commodity basis prices adjusted for basis spread. Amounts included are based on estimated forward prices and basis spreads as of December 31, 2019. Some of our contracts may not have been negotiated as part of arranging financing for the underlying assets providing the natural gas supply, transportation and storage services.